SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)  September 17, 2004
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                          Georgian Bancorporation, Inc.
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             (Exact Name of Registrant as Specified in its Charter)

          Georgia                    000-50717                  58-2531498
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(State or Other Jurisdiction    (Commission File Number)    (I.R.S. Employer
of Incorporation)                                            Identification No.)


                               3270 Florence Road
                          Powder Springs, Georgia 30127
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                    (Address of Principal Executive Offices)

Registrant's telephone number, including area code  (770) 943-1400
                                                  ------------------------------

                                      N/A
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01.     OTHER EVENTS

     On September 17, 2004, Georgian Bancorporation, Inc. (the "Company") mailed to its shareholders a copy of its August 25, 2004 press release announcing the Company's intent to engage in a going-private transaction. The press release was previously filed under cover of a Form 8-K on August 25, 2004. The letter and press release are attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 9.01.     EXHIBITS

     The following exhibit is filed as part of this report:

     Exhibit     Description
     -------     -----------

     99.1 Letter to shareholders dated September 17, 2004, enclosing the Company's press release dated August 25, 2004


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            GEORGIAN BANCORPORATION, INC.


Date: September 17, 2004                    By: /s/ Philip H. Ekern
                                               ---------------------------------
                                               Philip H. Ekern
                                               Chief Financial Officer


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